Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

17. COMMITMENTS AND CONTINGENCIES

From time-to-time, the Company is involved in legal proceedings. The Company records a liability for those legal proceedings when it determines it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. The Company also discloses when it is reasonably possible that a material loss may be incurred, however, the amount cannot be reasonably estimated. From time to time, the Company may enter into discussions regarding settlement of these matters, and may enter into settlement agreements, if it believes settlement is in the best interest of the Company and its shareholders.

On March 22, 2024, the Company filed a complaint in the Supreme Court of the State of New York against Boustead Securities, LLC, for breach of contract, unjust enrichment, and a declaratory judgment. Several weeks later, Boustead brought an arbitration against Mainz seeking to collect alleged unpaid compensation for financial services plus shares and warrants pursuant to two agreements. Mainz made an application to the Arbitration Panel requesting an order staying the Arbitration proceeding pending final determination by the courts of the issues raised in the Supreme Court case, which was granted on September 12, 2024. There is not a future court conference scheduled, and Mainz is waiting on the Court’s determination of which venue (the Supreme Court or FINRA Dispute Resolution) is proper to hear the dispute. The Company intends to vigorously defend against all claims. Given the preliminary stage of the lawsuit, the uncertainty of litigation, the Company cannot predict the outcome at this time or estimate a reasonably possible loss or range of loss that may result from this action. There has been no change of status to this action since December 31, 2024, through the date of issuance of these financial statements.